Exhibit 10.37

               STOCK PURCHASE AND RIGHT OF FIRST REFUSAL AGREEMENT


     This Stock Purchase and Right of First Refusal Agreement (the "Agreement") dated __________ __, 199_ is between Metasyn, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of shares of capital stock of the Company (the "Stockholder").

                                   WITNESSETH:

     WHEREAS, the Stockholder is purchasing on the date hereof the number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), set forth opposite his name on the signature page hereto; and

     WHEREAS, this Agreement is entered into as a condition to the purchase by the Stockholder of the Company's Common Stock;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Rights of First Refusal.

               (a) The Stockholder agrees that he shall not sell, transfer, pledge, hypothecate, or otherwise dispose of (collectively, "transfer") any shares of Common Stock, Preferred Stock or other securities or the Company convertible into Common Stock of the Company, whether now owned or hereafter acquired by him (the "Shares"), except for "Permitted Transfers" (as defined in paragraph (d) below) or pursuant to this Section 1. Each certificate representing Shares shall include the following legend:

               "The securities represented hereby are subject to the provisions of a Stock Purchase and Right of First Refusal Agreement, as amended from time to time, by and among the registered owner of this certificate and the Company, a copy of which is on file at the principal office of the Company, with respect to transfers of securities, and no transfer hereof may be made except in accordance with the provisions of said agreement."

The Company agrees to use reasonable efforts promptly to retrieve any certificates representing outstanding Shares and to add the foregoing legend to such certificates.

               (b) If the Stockholder wishes to transfer Shares, other than a s a Permitted Transfer, he shall deliver a written notice (the "Sale Notice") to the Company setting forth the identity of the proposed transferee and the terms and conditions of the proposed transfer. For 15 days following its receipt of the Sale Notice, the Company shall have the option to purchase all or any lesser part of the Shares to be transferred (the "Offered Shares") at the price and upon the terms set forth in the Sale Notice. In the event the Company elects to purchase all or any portion of the Offered Shares, it shall give written notice of its election


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to the Stockholder within such 15-day period and the settlement of the sale of such Offered Shares shall be made as provided below in paragraph (c).

               (c) The closing of the purchase and sale of the Offered Shares shall take place on a date agreed upon by the Stockholder and the Company, but in any event within 60 days following the date of the Sale Notice, at the principal office of the Company. If the Company does not elect to purchase all of the Offered Shares, the Stockholder may transfer the Offered Shares not purchased by the Company at a price and on terms no more favorable to the transferee than those specified in the Sale Notice, during the 120-day period immediately following the date of the Sale Notice. Any Offered Shares not sold or transferred during such 120-day period will again be subject to the provisions of this Section 1.

               (d) For purposes of this Section 1, a "Permitted Transfer" shall mean a transfer of Shares to or for the benefit of any spouse, child, grandchild, parent or sibling, niece or nephew, or to a trust for their benefit if, following such transfer, voting control over such shares is retained by the transferor; provided that such transferred Shares shall remain subject to this
Section 1 and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferees shall be bound by all of the terms and conditions of this Section 1.

     2. Investment Representations. The Stockholder represents, warrants and covenants as follows:

          2.1. Investment. The Stockholder is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

          2.2. Information. He has had such opportunity as he had deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

          2.3. Experience. He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

          2.4. Economic Risk. He can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

          2.5. Restricted Securities. He understands that (a) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (b) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (c) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the

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Company is then available to the public, and other terms and conditions of Rule
144 are complied with; and (d) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

          2.6. Legend. A legend substantially in the following form will be placed on the certificate representing the Shares:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

     3. Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

     4. Amendments. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or modified only with the written consent of the Company and the Stockholder. No waivers of or exceptions to any term, condition or provision of this Agreement in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     5. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 71 Rogers St., Cambridge, MA 02142-1118, Attention:
President, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholder.

     If to the Stockholder, at his address set forth below his signature hereto, or at such other address or address as may have been furnished in writing to the Companyt by the Stockholder.

     6. Entire Agreement. With respect to the subject matter hereof, this Agreement embodies the entire agreement and understanding between the Stockholder and the Company, and supersedes in their entirety all prior agreements and understanding relating to such subject matter.

     7. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8. Headings. The headings of the sections, subsections and the paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

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     9. Governing Law. The validity, performance and enforcement of this
Agreement with respect to each of the parties shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first written above.


                                    METASYN, INC.



                                    By:___________________________
                                    Name: Randall B. Lauffer
                                    Title: Chairman

                                    STOCKHOLDER



No. of Shares __________            ________________________________
                                    Name:
                                    Address:________________________

                                    ________________________________


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